EXHIBIT 10.2
EXECUTION VERSION

AMENDED AND RESTATED
GUARANTEE AND COLLATERAL AGREEMENT

dated as of

December 29, 2004

(as amended and restated as of September 1, 2006)

among

SYMBOL TECHNOLOGIES, INC.,

THE SUBSIDIARIES OF SYMBOL TECHNOLOGIES, INC.,
IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent
TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement

SECTION 1.02. Other Defined Terms

ARTICLE II

Guarantee

SECTION 2.01. Guarantee

SECTION 2.02. Guarantee of Payment

SECTION 2.03. No Limitations

SECTION 2.04. Reinstatement

SECTION 2.05. Agreement To Pay; Subrogation

SECTION 2.06. Information

SECTION 2.07. Withholding Taxes

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge

SECTION 3.02. Delivery of the Pledged Securities

SECTION 3.03. Representations, Warranties and Covenants

SECTION 3.04. Certification of Limited Liability Company

and Limited Partnership Interests

SECTION 3.05. Registration in Nominee Name; Denominations

SECTION 3.06. Voting Rights; Dividends and Interest

SECTION 3.07. Conflicts with Foreign Pledge Agreements

SECTION 3.08. Financing Statements; Annual Certificates

SECTION 3.09. Further Assurances

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default

SECTION 4.02. Application of Proceeds

SECTION 4.03. Securities Act

SECTION 4.04. Registration

SECTION 4.05. Symbol de Mexico Guarantee

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation

SECTION 5.02. Contribution and Subrogation

SECTION 5.03. Subordination

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices SECTION 6.02. Waivers; Amendment

SECTION 6.03. Collateral Agent’s Fees and Expenses; Indemnification

SECTION 6.04. Successors and Assigns SECTION 6.05. Survival of Agreement

SECTION 6.06. Counterparts; Effectiveness; Several Agreement

SECTION 6.07. Severability SECTION 6.08. Right of Set-Off

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process

SECTION 6.10. WAIVER OF JURY TRIAL SECTION 6.11. Headings SECTION 6.12. Security Interest Absolute SECTION 6.13. Termination or Release SECTION 6.14. Additional Subsidiaries

SECTION 6.15. Collateral Agent Appointed Attorney-in-Fact

SECTION 6.16. Parallel Debt (Covenant to pay the Collateral Agent)

Schedules Schedule I Schedule II	Guarantors Pledged Stock

Exhibits Exhibit I Exhibit II	Form of Supplement Form of Perfection Certificate

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”)dated as of December 29, 2004, as amended and restated as of September 1, 2006, among SYMBOL TECHNOLOGIES, INC., the Subsidiaries of SYMBOL TECHNOLOGIES, INC. identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

Reference is made to the Credit Agreement dated as of December 29, 2004, as amended and restated as of September 1, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Symbol Technologies, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent and Bank of America, N.A., as Syndication Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Sections 1.03, 1.04 and 1.05 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Card Programs” means (a) purchasing card programs established to enable headquarters and field staff of each Loan Party or any Domestic Subsidiary to purchase goods and supplies from vendors and (b) any travel and entertainment card program established to enable headquarters and field staff of each Loan Party or any Domestic Subsidiary to make payments for expenses incurred related to travel and entertainment; provided that (i) the aggregate amount of outstanding obligations at any time under all such Card Programs that is secured and guaranteed hereunder does not exceed US$7,000,000 and (ii) any such Card Program is (x) is in effect on the Effective Date with an institution that is a Lender or an Affiliate of a Lender as of the Effective Date or (y) is established after the Effective Date with an institution that is a Lender or an Affiliate of a Lender at the time such Card Program is established.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Continuing Grantors” has the meaning assigned to such term in Section 6.13(e).

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Existing Collateral Agreement” means the “Collateral Agreement” as defined in the Existing Credit Agreement as such Collateral Agreement was in effect immediately prior to its amendment and restatement as of the Effective Date.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“Grantors” means the Borrower and the Guarantors (other than Symbol de Mexico).

“Guarantee Excluded Taxes” means, with respect to the Collateral Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on behalf of any obligation of the Guarantor hereunder, the following taxes, including interest, penalties or other additions thereto:

(a) income taxes imposed on (or measured by) its net income or franchise taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized, or in which its principal office is located or in which it is otherwise deemed to be engaged in a trade or business for tax purposes or, in the case of any Lender, in which its applicable lending office is located, in each case including any political subdivision thereof;

(b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above or

(c) any withholding tax that is attributable to a Lender’s failure to comply with Section 2.06(b) of the Credit Agreement.

“Guarantors” means (a) each Subsidiary that is identified as a Guarantor on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Guarantor after the Effective Date.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents. For the avoidance of doubt, (i) all obligations referred to in clause (b), (c), (d) and (e) of the definition of “Obligations” shall not constitute Loan Document Obligations and (ii) any obligations of the Borrower or any other Loan Party to a Lender or any Affiliate of a Lender under Section 6.16 of this Agreement shall not constitute Loan Document Obligations to the extent that such obligations are of a type referred to in clause (b), (c), (d) or (e) of the definition of “Obligations”.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into, (c) the due and punctual payment and performance of all obligations owed from time to time by each Loan Party or Subsidiary to any Lender or its Affiliates in respect of treasury and cash management services, including obligations in respect of overdraft, interest and fees, in each case relating to such treasury or cash management services, (d) the due and punctual payment and performance of all obligations owed from time to time by each Loan Party or Domestic Subsidiary to any Lender or its Affiliates in respect of Card Programs; provided that in no event shall any Obligations in respect of any Obligations described in clauses (b), (c) or (d) hereof, in each case provided by an Affiliate of a Lender, constitute Obligations for the purpose of any Security Document governed by the laws of The United Kingdom unless the documents evidencing such Hedging Agreement, treasury services, cash management services or Card Programs, as applicable, contain the following language:

“We [name of hedging counterparty, treasury services or cash management provider or Card Programs provider] hereby confirm that by entering into this [insert name of contract], we intend to be party to the Trust Agreement (the “Trust Agreement”) dated February 16, 2005, between, among others, JPMorgan Chase Bank, N.A., as Security Trustee (the “Security Trustee”), and the Secured Parties named therein, and (a) undertake to perform all the obligations expressed in the Trust Agreement to be assumed by a Secured Party, and (b) agree that we shall be bound by all the provisions of the Trust Agreement, as if we had been an original party thereto. We further agree that the Security Trustee may rely upon our undertaking and agreement given herein.”

; provided further that any reference to “Obligations” or “Secured Obligations” in any Security Document governed by the laws of any jurisdiction other than the United States of America or The United Kingdom (in the case of The United Kingdom, to the extent that the relevant documents evidencing such Hedging Agreement, treasury services, cash management services or Card Programs, as applicable, contain the language noted above) shall not be deemed to include the proviso following clause (d) of this definition and (e) the due and punctual payment of all reimbursement obligations and interest thereon owed from time to time by the Borrower to a Lender or an Affiliate of a Lender in respect of letters of credit permitted by Section 6.01(a)(x) of the Credit Agreement.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

“Pledged Securities” means any stock certificates or other securities now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing any Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Parties” means (a) the Lenders, (b) the Collateral Agent, (c) the Issuing Banks, (d) each counterparty to any Hedging Agreement with a Loan Party the obligations under which constitute Obligations, (e) each Lender or Affiliate thereof providing treasury, cash management or similar services the obligations under which constitute Obligations, (f) each Lender or Affiliate thereof providing Card Programs or similar services the obligations under which constitute Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (h) each Lender and Affiliate of a Lender issuing letters of credit permitted by Section 6.01(a)(x) of the Credit Agreement, the reimbursement obligations under which constitute Obligations and (i) the successors and assigns of each of the foregoing.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 6.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to accept an exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Withholding Taxes. (a) Any payment made by a Guarantor pursuant to this Agreement which results in the imposition of Taxes (except Guarantee Excluded Taxes) which would not have been imposed had the payment been made by the Borrower shall be made free and clear of and without deduction for any such Taxes; provided that if a Guarantor shall be required to deduct any such Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums paid under this section) the Collateral Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; provided, however that any additional payment to be made under this Section 2.07 shall only be made to the Collateral Agent, Lender or Issuing Bank, as the case may be, to the extent that the total payment received by such entity does not exceed the total payment such entity would have received if the Borrower had made such payment. For the avoidance of doubt, this Section 2.07 shall be read as an obligation of the Guarantors that is in addition to their assumption of the Borrower’s obligations to indemnify for Indemnified Taxes and Other Taxes pursuant to Section 2.16 of the Credit Agreement and shall not relieve a Guarantor of its obligations to make payments pursuant to Section 2.16 of the Credit Agreement on the Borrower’s behalf.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests of Subsidiaries owned by it, including those listed on Schedule II and any other Equity Interests of Subsidiaries obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) any Equity Interests of Immaterial Domestic Subsidiaries, (ii) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (iii) any Equity Interests of any Foreign Subsidiary that is (y) organized in Australia or (z) not a Significant Foreign Subsidiary or (iv) any Equity Interests of Symbol de Mexico and Symbol Technologies, C.V.; (b) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (c) subject to Section 3.06, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (a) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Collateral”).

SECTION 3.02. Delivery of the Pledged Securities. (a) Each Grantor agrees, to the extent not otherwise required by a Foreign Pledge Agreement or prohibited by applicable law, promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates constituting Pledged Securities (other than such certificates previously delivered to the Collateral Agent).

(b) Upon delivery to the Collateral Agent, (i) any certificates constituting Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(c) If the charter, by-laws or any other organizational document of an issuer of Pledged Stock restricts the transfer of such Pledged Stock and such issuer is a wholly owned Subsidiary, then the applicable Grantor shall deliver to the Collateral Agent a certified copy of a resolution of the directors or shareholders of such issuer consenting to the transfer(s) contemplated by this Agreement, including any prospective transfer of such Pledged Stock and any other related Collateral by the Collateral Agent or any Secured Party upon a realization on the security constituted hereby in accordance with this Agreement.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) The Pledged Stock has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable;

(c) except for the security interests granted hereunder and/or under any other Security Documents governed by laws other than the laws of the United States of America, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances), however, arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Collateral is and will continue to be freely transferable and assignable, and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions (or any analogous organizational documents in any jurisdiction) or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) except as otherwise required with respect to collateral pledged pursuant to the terms of the Foreign Pledge Agreements, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, and with respect to Pledged Securities pledged pursuant to any Foreign Pledge Agreement, by virtue of any additional requirements set forth in such Foreign Pledge Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, as security for the payment and performance of the Obligations;

(h) the performance of this Agreement and each Foreign Pledge Agreement does not contravene any material law, contract provision or the charter, by-laws or other organizational documents of each Grantor or order binding on such Grantor;

(i) the pledge effected hereby, when taken together with the Foreign Pledge Agreements, is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

(j) the Perfection Certificates have been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificates for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificates (or specified by notice from the Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03(a) or 5.12 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which a security interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(k) None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to clause (iii), (iv) or (v) of Section 6.02 of the Credit Agreement.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall, to the extent permitted by the applicable laws of any country other than the United States of America, be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent. At any time upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends or other distributions that would constitute Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 of this Agreement. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall, promptly repay to each Grantor (without interest) all dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 3.07. Conflicts with Foreign Pledge Agreements. To the extent that there is any overlap between, or conflict with, the provisions of this Agreement and any Foreign Pledge Agreement such Foreign Pledge Agreement shall prevail with respect only to (i) any provision relating to the portion of the Collateral described in and covered under such Foreign Pledge Agreement and (ii) any other provision in respect of which adherence to the law governing such Foreign Pledge Agreement is required for such Foreign Pledge Agreement to be valid or enforceable in accordance with its terms.

SECTION 3.08. Financing Statements; Annual Certificates. (a) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) identify the Collateral and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(b) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name, (ii) in the location of its chief executive office, its principal place of business and any office in which it maintains books or records relating to the Collateral owned by it, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate as required under Section 5.01(c) of the Credit Agreement.

SECTION 3.09. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest granted hereunder and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of security interests hereunder and the filing of any financing statements or other documents in connection herewith or therewith.

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of Pledged Securities or other securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03. Securities Act. In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 4.04. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Collateral to qualify, file or register, any of the Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 4.04. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.04 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 4.04 may be specifically enforced.

SECTION 4.05. Symbol de Mexico Guarantee. Notwithstanding (a) any provisions to the contrary contained in this Agreement or (b) any provisions that partially address the terms covered hereunder, in respect of the obligations and liabilities of Symbol de Mexico hereunder, Symbol de Mexico waives, to the extent applicable and to the fullest extent permitted by law, any right to which it may be entitled (i) so that the assets of the Borrower or any other Grantor are first used, depleted and/or applied in satisfaction of the Borrower’s or any other Grantor’s obligations before any amounts can be claimed from or paid by Symbol de Mexico, (ii) so that any suit or claim against the Borrower or any Grantor be initiated, completed or enforced before any action or proceeding can be initiated against Symbol de Mexico, (iii) so that amounts payable hereunder be divided among Guarantors or between Guarantors and the Borrower and (iv) to the extent applicable, the benefits of órden, excusión, division, quita and espera under Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2826, 2827, 2836, 2837, 2838, 2839, 2840, 2841, 2842, 2845, 2846 and 2848 of Mexico’s Federal Civil Codes and of the Civil Codes of any applicable States within Mexico.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that (a) in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 6.14, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment.

SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor or Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Issuing Banks or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 6.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agree to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Indemnitee or any of its Related Parties.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable on written demand therefor.

(d) Each Grantor hereby acknowledges the authorization by the Secured Parties under the Credit Agreement of the Collateral Agent to act as the representative of each Secured Party in connection with any Foreign Pledge Agreement.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 6.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile, in respect of actions brought against it as a defendant, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 6.09 and further waives any right to which it may be entitled on account of place of residence or domicile. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. The Borrower hereby consents to its appointment by Symbol de Mexico as agent to receive service of process to the extent permitted by applicable law on behalf of Symbol de Mexico in the manner specified in this Agreement for any action or proceeding arising out of or relating to this Agreement or any other Loan Document, including any action or proceeding for recognition or enforcement of any judgment relating to the foregoing. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of security interests in the Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

SECTION 6.13. Termination or Release. (a) This Agreement, the Guarantees made herein and the security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) Upon the occurrence of the Collateral Release Event, the Liens on the Collateral will be released and terminated in accordance with and subject to Section 9.15 of the Credit Agreement.

(c) A Guarantor shall automatically be released from its obligations hereunder and any security interest granted hereby in the Collateral of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent do not provide otherwise.

(d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(e) Upon the effectiveness of this Agreement, (i) the security interests and other liens granted by Symbol de Mexico, Symbol Technologies Finance, Inc., Telxon System Services, Inc. and The Retail Technology Group, Inc. in the Existing Collateral Agreement shall be automatically released and terminated, (ii) the security interests and other liens granted by the Borrower, @pos.com, Inc., Covigo, Inc., Symbol Technologies International, Inc., Symbolease, Inc., and Telxon Corporation (collectively, the “Continuing Grantors”) in the Existing Collateral Agreement shall be automatically released and terminated, except those that are expressly granted by the Continuing Grantors in this Agreement, which shall, as so granted, continue without prejudice and remain in full force and effect, (iii) the security interests and other liens granted pursuant to the Mexican Pledge Agreement (as defined in the Existing Credit Agreement) shall be automatically released and terminated, (iv) all obligations of Symbol Technologies Finance, Inc., Telxon System Services, Inc. and The Retail Technology Group, Inc. under the Affiliate Subordination Agreement (as defined in the Existing Credit Agreement) and the Existing Collateral Agreement shall be released and discharged, except those that are expressly specified in any such agreement as surviving that agreement’s termination, which shall, as so specified, survive without prejudice and remain in full force and effect and (v) all obligations of Symbol de Mexico under the Existing Collateral Agreement in its capacity as a “Grantor” thereunder shall be released and discharged (it being agreed, however, that such release and discharge shall not be applicable insofar as obligations of Symbol de Mexico under the Existing Credit Agreement are undertaken or owed in its capacity as a “Guarantor” thereunder), except those that are expressly specified in the Existing Collateral Agreement as surviving its termination, which shall, as so specified, survive without prejudice and remain in full force and effect.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e) of this Section 6.13, the Collateral Agent shall (i) execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence such termination or release and (ii) promptly return to the Borrower any stock or other certificates and other items of collateral in respect of which the security interests have been terminated and released pursuant to this Section 6.13. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.14. Additional Subsidiaries. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement may be required to enter into this Agreement as a Guarantor and Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor and Grantor hereunder with the same force and effect as if originally named as a Guarantor and Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 6.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own bad faith, gross negligence or wilful misconduct.

SECTION 6.16. Parallel Debt (Covenant to pay the Collateral Agent). (a) Notwithstanding any other provision of this Agreement and solely for the purpose of ensuring and preserving the validity and continuity of certain of the Foreign Pledge Agreements and subject as provided below, each of the Guarantors hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Guarantor (as required by Section 2.17(a) of the Credit Agreement) to each and any of the Secured Parties under any of the Loan Documents and/or any of the Hedging Agreements and/or for treasury or cash management services and/or Card Programs as and when that amount falls due for payment under the relevant Loan Document and/or Hedging Agreement and/or for treasury or cash management service and/or Card Programs as described above or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting that Guarantor, to preserve its entitlement to be paid that amount (the “Parallel Debt”).

(b) The Collateral Agent shall have its own independent right to demand payment of the amounts payable by each Guarantor under this Section 6.16, irrespective of any discharge of such Guarantor’s obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Guarantor, to preserve their entitlement to be paid those amounts.

(c) Any amount due and payable by a Guarantor to the Collateral Agent under this Section 6.16 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents and/or the Hedging Agreements and/or for treasury or cash management services and/or Card Programs as described in Section 6.16 and any amount due and payable by a Guarantor to the other Secured Parties under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 6.16.

(d) The rights of the Secured Parties (other than the Collateral Agent) to receive payment of amounts payable by each Guarantor under the Loan Documents and/or the Hedging Agreements and/or treasury or cash for management services and/or Card Programs as described in Section 6.16 are several and are separate and independent from, and without prejudice to, the rights of the Collateral Agent to receive payment under this Section 6.16.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SYMBOL TECHNOLOGIES, INC.,

by

/s/ James Porretto

Name: James Porretto

Title: Vice President Tax & Treasurer

@POS.COM, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

COVIGO, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

SYMBOLEASE, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

SYMBOL TECHNOLOGIES AFRICA, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

SYMBOL TECHNOLOGIES ASIA, INC.,

by

/s/ James Porretto

Name: James Porretto

Title: Vice President & Treasurer

SYMBOL TECHNOLOGIES DELAWARE, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

SYMBOL TECHNOLOGIES INTERNATIONAL, INC.,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

TELXON CORPORATION,
by
/s/ James Porretto
Name: James Porretto
Title: Vice President & Treasurer

SYMBOL DE MEXICO, S. DE R.L. DE C.V.,
by
/s/ James Porretto
Name: James Porretto
Title:	Vice President & Legal	Representative

JPMORGAN CHASE BANK, N.A., AS COLLATERAL AGENT,

by

/s/ Anne Biancardi

Name:

Title: